JOINT FILING AGREEMENT


         Each of the Reporting Persons hereby agrees to make this joint filing pursuant to Rule 13d-1(f) of the Exchange Act of 1934.


Dated:   January 12, 1998

                                   WHWE L.L.C.

                                   By:  Whitehall Street Real Estate
                                        Limited Partnership V,
                                        Member and Manager

                                   By:  WH Advisors, L.P. V,
                                        its general partner

                                   By:  WH Advisors, Inc. V,
                                        its general partner


                                   By: /s/ Elizabeth A. O'Brien
                                      ------------------------------------------
                                       Name:  Elizabeth A. O'Brien
                                       Title: Vice President



                                   WHITEHALL STREET REAL ESTATE
                                   LIMITED PARTNERSHIP V

                                   By:  WH Advisors, L.P. V,
                                        its general partner

                                   By:  WH Advisors, Inc. V,
                                        its general partner


                                   By: /s/ Elizabeth A. O'Brien
                                      ------------------------------------------
                                       Name:  Elizabeth A. O'Brien
                                       Title: Vice President

                                   WH ADVISORS, L.P. V,

                                   By: WH Advisors, Inc. V,
                                       its general partner


                                   By: /s/ Elizabeth A. O'Brien
                                      ------------------------------------------
                                       Name:  Elizabeth A. O'Brien
                                       Title: Vice President



                                   GS CAPITAL PARTNERS, L.P.

                                   By:  GS Advisors, L.P.,
                                        its general partner

                                   By:  GS Advisors, Inc.,
                                        its general partner


                                   By: /s/ Richard A. Friedman
                                      ------------------------------------------
                                       Name:  Richard A. Friedman
                                       Title: President




                                   GS ADVISORS,  L.P.

                                   By:  GS Advisors, Inc.,
                                        its general partner


                                   By: /s/ Richard A. Friedman
                                      ------------------------------------------
                                       Name:  Richard A. Friedman
                                       Title: President

                                   THE GOLDMAN SACHS GROUP, L.P.


                                   By:  The Goldman Sachs Corporation,
                                        its general partner


                                   By: /s/ Richard A. Friedman
                                      ------------------------------------------
                                       Name:  Richard A. Friedman
                                       Title: Executive Vice President



                                   GOLDMAN, SACHS & CO.


                                   By: /s/ Richard A. Friedman
                                      ------------------------------------------
                                       Name:  Richard A. Friedman
                                       Title: Managing Director